                                                                     EXHIBIT 4.2

                             LOAN TRANSFER AGREEMENT

      This LOAN TRANSFER AGREEMENT (this "Agreement") is dated as of July 22, 2004, by and among QUEST CHEROKEE, LLC, a Delaware limited liability company ("Borrower"), BLUESTEM PIPELINE, LLC, a Delaware limited liability company ("Bluestem"), QUEST OIL & GAS CORPORATION, a Kansas corporation ("QOG"), QUEST ENERGY SERVICE, INC., a Kansas corporation ("QES"), STP CHEROKEE, INC., an Oklahoma corporation ("STP"), PONDEROSA GAS PIPELINE COMPANY, INC., a Kansas corporation ("Ponderosa"), PRODUCERS SERVICE INCORPORATED, a Kansas corporation ("PSI"), J-W GAS GATHERING, L.L.C., a Kansas limited liability company ("JWGG"), CHEROKEE ENERGY PARTNERS LLC, a Delaware limited liability company ("Cherokee Partners" and, together with QOG, QES, STP, Ponderosa, PSI, and JWGG, the "Quest Pledgors" and, each individually, a "Quest Pledgor"), BANK ONE, NA, as administrative agent for the Revolver Lenders (defined below) under the Revolver Credit Agreement (defined below) (the "Revolver Agent"), the Revolver Lenders, BANK ONE, NA, as issuing bank under the Revolver Credit Agreement (the "Letter of Credit Issuer"), BANK ONE, NA, as administrative agent for the Term Lenders (defined below) under the Term Credit Agreement (defined below) (the "Term Agent"), the Term Lenders, BANK ONE, NA, as Collateral Agent under the Intercreditor Agreement (defined below) (the "Collateral Agent" and, together with the Revolver Agent and the Term Agent, collectively, the "Agents"), UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent for the New Lenders (defined below) under the New Credit Agreement (defined below) (the "New Agent"), and the New Lenders.

                                    RECITALS

      A. Pursuant to the terms of that certain Credit Agreement dated as of December 22, 2003 (as amended, the "Revolver Credit Agreement"), among the Borrower, the Revolver Agent, and the Banks (as defined in the Revolver Credit Agreement) party thereto (collectively, the "Revolver Lenders"), the Revolver Lenders have made certain loans and other financial accommodations to the Borrower, Bluestem and certain of the Quest Pledgors, as evidenced by the Revolver Credit Agreement and (i) the promissory notes described on Exhibit A hereto (collectively, the "Revolver Notes"), (ii) the Letters of Credit (as defined in the Revolver Credit Agreement) listed on Exhibit F hereto (the "Outstanding Letters of Credit"), and (iii) the Hedge Agreements (as defined in the Revolver Credit Agreement) identified on Exhibit C hereto (the "Outstanding Hedge Agreements").

      B. Pursuant to the terms of that certain Senior Term Second Lien Secured Credit Agreement dated as of December 22, 2003 (as amended, the "Term Credit Agreement" and, together with the Revolver Credit Agreement, the "Existing Credit Agreements"), among the Borrower, Bluestem, the Term Agent, and the Lenders (as defined in the Term Credit Agreement) party thereto (collectively, the "Term Lenders" and, together with the Revolver Lenders, the "Existing Lenders"), the Term Lenders have made certain loans and other financial accommodations to the Borrower, Bluestem and certain of the Quest Pledgors, as evidenced by the Term Credit Agreement.

      C. The aggregate of the indebtedness outstanding under the Existing Credit Agreements, except and excluding therefrom the indebtedness pertaining to the Outstanding

Letters of Credit and the indebtedness pertaining to the Outstanding Hedge Agreements, is hereafter collectively referred to as the "Existing Debt;" the documents securing, guaranteeing or otherwise pertaining to the indebtedness under the Existing Credit Agreements (except and excluding therefrom the Outstanding Hedge Agreements and any letter of credit application and/or or reimbursement agreement pertaining to any of the Outstanding Letters of Credit) described on Exhibit B attached hereto are hereafter collectively referred to as the "Existing Loan Documents", and all property described in the Existing Loan Documents as collateral securing such Existing Debt is hereafter collectively referred to as the "Collateral".

      D. To set forth the relative rights of the Revolver Agent and the Revolver Lenders, on the one hand, and the Term Agent and the Term Lenders, on the other hand, the Borrower, Bluestem, the Quest Pledgors, the Agents and the Existing Lenders executed that certain Collateral Agency and Intercreditor Agreement dated as of December 22, 2003 (as amended, the "Intercreditor Agreement").

      E. The Agents and the Existing Lenders (collectively, "Assignors" and, each individually, an "Assignor") have agreed to irrevocably sell, transfer and assign to the New Agent and the lenders (collectively, the "New Lenders" and, together with the New Agent, collectively, the "Assignees" and, each individually, an "Assignee") party to that certain Credit Agreement dated as of July 22, 2004, among the New Agent, the New Lenders, the Borrower and the Subsidiary Guarantors (as defined therein) (the "New Credit Agreement"), all of their interests in, to and under the Existing Debt and the Existing Loan Documents, including, without limitation, the security interests and liens created thereby and Assignors' rights to all principal now due or hereafter due and all interest, fees, costs and expenses relating thereto, SAVE AND EXCEPT (i) the Letter of Credit Issuer's lien and security interest in the Cash Collateral (defined below), which the Letter of Credit Issuer shall retain to secure any drawing under the Outstanding Letters of Credit, (ii) the Letter of Credit Issuer's rights under any reimbursement agreement executed in connection with the Outstanding Letters of Credit, (iii) the Revolver Agent's and the Revolver Lenders' rights of indemnification which by their terms would survive the termination of the Existing Loan Documents, (iv) the Term Agent's and Term Lenders' rights of indemnification which by their terms would survive the termination of the Existing Loan Documents and (v) the Collateral Agent's rights of indemnification which by their terms would survive the termination of the Existing Loan Documents (the foregoing interests and rights, save and except the interests and rights described or to which reference is made in the preceding clauses (i) through (v), inclusive, being collectively referred to herein as the "Assigned Rights"), all subject to the terms and conditions set forth herein.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.    Sale and Assignment; Purchase Price; Cash Collateral.

            (a) Upon receipt by (i) the Revolver Agent and the Term Agent of the applicable portions of the Purchase Price (defined below), (ii) the Letter of Credit Issuer of the Cash Collateral (defined below), (iii) Bank One, NA of the Hedge Assignment (defined below), duly executed by the parties thereto, and
(iv) the Agents of an amount sufficient to pay the fees and expenses referenced in Section 4 below, (A) each Assignor shall sell, transfer, assign, grant and convey unto Assignees, their successors and assigns, on the Assignment Date (defined below) its interest in the Assigned Rights, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, (B) the Assignees shall assume any and all of Assignors' obligations in and to the Assigned Rights and (C) the Collateral Agent shall release all liens and security interests in collateral (the "Released Collateral") granted to the Collateral Agent pursuant to (1) that certain Pledge Agreement dated as of December 22, 2003, executed by QOG, QES, STP, Ponderosa, PSI and JWGG in favor of the Collateral Agent for the benefit of the Existing Lenders, and (2) that certain Pledge Agreement dated as of December 22, 2003, executed by Cherokee Partners in favor of the Collateral Agent for the benefit of the Existing Lenders (such Pledge Agreement, together with the Pledge Agreement referenced in the preceding clause (1), are hereinafter referred to as the "Released Collateral Documents");

            (b) In full payment for the Existing Debt and the Assigned Rights, the New Agent, on behalf of the New Lenders, will pay, by wire-transfer using the wiring instructions set forth on Exhibit D hereto (and assuming (i) no change in the applicable interest rates under the Existing Credit Agreements after the date hereof and (ii) no further borrowings under the Existing Credit Agreements after the date hereof), the following amounts to the following parties on or prior to 2:00 p.m. (Chicago, Illinois time) on July 22, 2004: (a) $68,782,943.86, to Revolver Agent, for the benefit of the Revolver Lenders; and
(b) $35,211,150.00, to Term Agent, for the benefit of the Term Lenders (such amounts are referred to collectively herein as the "Purchase Price"). Upon receipt of the Purchase Price, the Revolver Agent or the Term Agent (as applicable) will promptly pay to each Existing Lender such Existing Lender's pro rata share of the Purchase Price. A detailed breakdown of the principal, accrued interest, breakage costs and fees and expenses comprising the Purchase Price is set forth on Exhibit E. If the Purchase Price is not received on or prior to 2:00 p.m. (Chicago, Illinois time) on July 22, 2004, but is received on or prior to 2:00 p.m. (Chicago, Illinois time) on July 23, 2004 (assuming (i) no change in the applicable interest rates under the Existing Credit Agreements after the date hereof and (ii) no further borrowings under the Existing Credit Agreements after the date hereof) the Purchase Price will be as follows: (a) $68,798,910.29 paid to the Revolver Agent for the benefit of the Revolver Lenders, and (b) $35,219,900.00 paid to the Term Agent for the benefit of the Term Lenders. The Agents hereby reserve the right to notify the Borrower and the New Agent of any change in the applicable interest rate under the Existing Credit Agreements and of any further borrowing under the Existing Credit Agreements after the date hereof and to adjust the Purchase Price accordingly;

            (c) The Borrower shall deposit into account number 1623641584 (the "Cash Collateral Account") held with the Letter of Credit Issuer
$1,317,750.00(1) to be held by the Letter

------------------------
(1) This amount represents 105% of the face amount of the Outstanding Letters of Credit.

of Credit Issuer as cash collateral (the "Cash Collateral") for the Letter of Credit Exposure (as defined in the Revolver Credit Agreement) in respect of the Outstanding Letters of Credit;

            (d) Bank One, NA, acting in its individual capacity, JPMorgan Chase Bank, the Borrower and UBS AG shall each execute and deliver to the other, an Assignment, Assumption and Consent Agreement (the "Hedge Assignment") with respect to the Outstanding Hedge Agreements; and

            (e) This Agreement shall be effective upon the satisfaction of each of the conditions set forth in this Section 1 (the date on which the last of such conditions to be satisfied is satisfied being herein referred to as the "Assignment Date"), whereupon the Revolver Agent on behalf of the Revolver Lenders and the Term Agent on behalf of the Term Lenders shall promptly deliver to the Borrower and the New Agent the Receipt (the form of which is attached hereto as Annex 1) confirming (i) the Revolver Agent's and the Term Agent's receipt of the applicable portions of the Purchase Price and (ii) the satisfaction of all other conditions set forth in this Section 1. Except as set forth in Sections 2 and 3 below, this Agreement shall expire at, and the Assignors shall have no further obligations to Assignees after, 2:00 p.m. (Chicago, Illinois time) on July 22, 2004, unless each of the conditions set forth in this Section 1 is timely satisfied on or before such date as provided herein.

      2. Delivery of Existing Loan Documents and Termination Statements. As soon as reasonably practicable, but in any event within fifteen Business Days (as defined in the New Credit Agreement) after the Assignment Date, (a) each Agent will deliver to the New Agent (for the benefit of the Assignees), at no cost or expense to Assignors, all Existing Loan Documents in the possession of such Agent (and, in the case of the original Revolver Notes, the Revolver Agent shall deliver, or cause the applicable Revolver Lender to deliver, each of the original Revolver Notes, endorsed to the order of the New Agent, for the benefit of the New Lenders, in substantially the form of the endorsement attached hereto as Exhibit H), and (b) the Collateral Agent shall deliver appropriate assignments, in recordable form (as applicable), of any and all security documents securing the Existing Debt (other than the Released Collateral Documents) at 677 WASHINGTON BLVD., STAMFORD, CT 06901, ATTENTION: General Counsel (the "Delivery Address"), and shall deliver all certificates and transfer powers evidencing the Released Collateral to Cherokee Partners at the following address: Cherokee Energy Partners LLC c/o ArcLight Capital Partners, 200 Clarendon Street, 55th Floor, Boston, MA 02117, Attention: John Tisdale; provided, that Collateral Agent shall execute and deliver to the New Agent, for the benefit of the New Lenders, at no cost or expense to Assignors, such original assignments (in recordable form) of the mortgages and deeds of trust described on Exhibit G hereto (collectively, the "Existing Mortgage") on the Assignment Date at the Delivery Address. The Agents and the Existing Lenders authorize the New Agent following the payment of the Purchase Price and upon satisfaction of the other conditions set forth in Section 1 hereof, to file any UCC-3 termination statements pertaining to UCC financing statements filed by the Agents in respect of the collateral of the Borrower, its subsidiaries and the Quest Pledgors.

      3. Further Assurances. Following the Assignment Date, (a) Assignors agree, at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as the New Agent or any New Lender may reasonably request in order to carry out the purposes of this Agreement and (b) Borrower, Bluestem, Quest Pledgors and

Assignees agree (i) at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as any Agent may reasonably request in order to carry out the purposes of this Agreement and (ii) to pay all fees and expenses incurred by the Agents, Revolver Lenders, Term Lenders and the Letter of Credit Issuer in connection with the preparation, execution, delivery, administration, and enforcement of the Hedge Assignment, the Outstanding Letters of Credit, the Cash Collateral Account (and the pledge thereof as security for the Letter of Credit Exposure referenced in
Section 1(c) hereof) and this Agreement.

      4. Fees and Expenses. On or prior to the Assignment Date and as a condition precedent to the assignment, sale and transfer of the Assigned Rights, the Borrower shall pay to the Revolver Agent, the Term Agent and the Collateral Agent all accrued and unpaid fees and expenses (including, without limitation, attorneys' fees) payable by the Borrower, Bluestem or any Quest Pledgor to any Agent pursuant to the terms of the Revolver Credit Agreement, the Term Credit Agreement, the Intercreditor Agreement, any other Loan Document or any Outstanding Hedge Agreement. From and after the Assignment Date, the Borrower shall promptly pay to the Revolver Agent, the Term Agent, the Collateral Agent and the Letter of Credit Issuer all reasonable fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by such parties in connection with the preparation, negotiation and execution of this Agreement, the consummation of the transactions contemplated hereby, and the satisfaction of the obligations of the Revolver Agent, the Term Agent, the Collateral Agent and the Letter of Credit Issuer hereunder.

      5. Indemnification. From and after the Assignment Date, (a) the New Agent shall be deemed for all purposes to replace the Revolver Agent, the Term Agent and the Collateral Agent under the Existing Loan Documents and (b) the New Agent shall be deemed for all purposes to have assumed all obligations of Revolver Agent, the Term Agent and the Collateral Agent under the Existing Loan Documents. The Borrower, Bluestem, the Quest Pledgors, the New Agent and the New Lenders acknowledge and agree that Assignors are entering into this Agreement to accommodate each of them, and in connection therewith, (i) the Borrower, Bluestem and the Quest Pledgors, jointly and severally agree to indemnify and hold the Assignors, the Letter of Credit Issuer and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns (collectively, the "Indemnified Parties") harmless from any and all claims, covenants, promises, agreements, obligations, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities related to this Agreement (each, a "Loss"), except with respect to any Loss arising out of the gross negligence or willful misconduct of the Assignors or the Assignees, and (ii) the New Agent and the New Lenders party hereto agree to indemnify and hold each of the Indemnified Parties harmless from any and all Losses to the extent arising out of the New Agent's or the New Lenders' gross negligence or willful misconduct in connection with this Agreement or the Existing Loan Documents, except with respect to any Loss arising solely out of the gross negligence or willful misconduct of the Assignors.

      6. Disclaimer. ASSIGNEES ACKNOWLEDGE AND AGREE THAT ASSIGNORS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS,

AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE), ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE ASSIGNED RIGHTS OR FUTURE PERFORMANCE OF THE ASSIGNED RIGHTS OR COLLATERAL RELATING THERETO INCLUDING WITHOUT LIMITATION THE FOLLOWING: (a) THE BORROWER'S, BLUESTEM'S OR ANY QUEST PLEDGOR'S TITLE TO THE PROPERTIES REFERRED TO ABOVE OR IN ANY OF THE EXISTING LOAN DOCUMENTS; (b) THE ACCURACY OF THE PROPERTY DESCRIPTION OR OF ANY RECORDING OR OTHER INFORMATION STATED, RECITED OR REFERRED TO ABOVE OR IN ANY OF THE EXISTING LOAN DOCUMENTS; (c) THE VALIDITY, ENFORCEABILITY OR PRIORITY OF THE NOTES, THE OTHER EXISTING LOAN DOCUMENTS OR THE OUTSTANDING HEDGE AGREEMENTS, THE LIENS OR THE COLLECTIBILITY OF THE LOANS RELATED THERETO; (d) THE EXISTENCE OR BASIS FOR ANY CLAIM, COUNTERCLAIM, DEFENSE OR OFFSET RELATING TO THE EXISTING DEBT OR THE COMPLIANCE OF THE EXISTING DEBT WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL OR OTHER BODY; (e) THE LEGAL, FINANCIAL OR OTHER CAPACITY, CONDITION OR STATUS OF THE MAKER OR ANY OTHER OBLIGOR, GUARANTOR OR SURETY ON THE NOTES; (f) THE ECONOMIC, ENVIRONMENTAL OR OTHER VALUE, CONDITION OR STATUS OF ANY COLLATERAL; AND (g) THE PRESENCE ON OR DISCHARGE OR EMISSION FROM SUCH PROPERTY OR OTHER COLLATERAL, WHETHER NOW OR IN THE PAST, OF ANY HAZARDOUS SUBSTANCES (AS DEFINED IN THE REVOLVER CREDIT AGREEMENT). ASSIGNEES FURTHER ACKNOWLEDGE AND AGREE THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE ASSIGNED RIGHTS AND COLLATERAL RELATING THERETO, ASSIGNEES ARE RELYING SOLELY ON THEIR OWN INVESTIGATIONS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ASSIGNORS.

      7. Release. The Borrower, Bluestem and the Quest Pledgors jointly and severally forever release the Assignors and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns from and against any and all claims, covenants, promises, agreements, obligations, commitments, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities of any kind or character whatsoever, whether matured or contingent or known or unknown, that such parties may have arising out of, or with respect to, directly or indirectly, the Existing Loan Documents, the Outstanding Hedge Agreements and the transactions covered thereunder, whether arising before or after the Assignment Date.

      8.    Letters of Credit; Cash Collateral.

            (a) Letter of Credit Issuer agrees with each Revolver Lender that, on the Assignment Date, Letter of Credit Issuer shall be deemed to have repurchased from each other Revolver Lender the participation interest in each Outstanding Letter of Credit deemed sold to each Revolver Lender pursuant to
Section 2.1(b) of the Revolver Credit Agreement, and concurrently therewith, and notwithstanding anything to the contrary contained in Section 2.1(b) of the Revolver Credit Agreement, each such Revolver Lender shall be released and discharged from all obligations to reimburse the Letter of Credit Issuer as provided in Section 2.1(b) of the Revolver Credit Agreement and in any letter of credit application.

            (b) Borrower and each Restricted Subsidiary (as defined in the Revolver Credit Agreement) for which an Outstanding Letter of Credit has been issued agree that their reimbursement obligations relative to the Outstanding Letters of Credit will survive the assignment of the Revolver Credit Agreement pursuant to this Agreement and will continue in full force and effect and be governed by the letter of credit applications relating to the Outstanding Letters of Credit (which letter of credit applications shall remain in effect notwithstanding any references therein to the Revolver Credit Agreement) until such reimbursement obligations are paid in full or otherwise discharged.

            (c) As collateral security for the Letter of Credit Exposure in connection with the Outstanding Letters of Credit, the Borrower hereby grants to the Letter of Credit Issuer a continuing security interest in the Cash Collateral and the Cash Collateral Account to secure any reimbursement obligation of any one or more of the Borrower, Bluestem and the Quest Pledgors arising by reason of the honoring by the Letter of Credit Issuer of any drawing under any of the Outstanding Letters of Credit. The Borrower acknowledges that the Letter of Credit Issuer has "control" (within the meaning of Section 9-104 of the Uniform Commercial Code in effect in the State of Texas) over the Cash Collateral Account and agrees that the Letter of Credit Issuer may exercise and enforce with respect to the Cash Collateral and the Cash Collateral Account, in addition to all rights and remedies otherwise available to the Letter of Credit Issuer, all rights and remedies available to a secured party under the Uniform Commercial Code in effect in the State of Texas. The Borrower agrees that it will, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Letter of Credit Issuer may reasonably request in order
(i) to perfect and protect the security interests in the Cash Collateral and the Cash Collateral Account created or purported to be created hereby and the first priority of such security interests; (ii) to enable the Letter of Credit Issuer to exercise and enforce its rights and remedies hereunder and under the Uniform Commercial Code in effect in the State of Texas in respect of the Cash Collateral and the Cash Collateral Account; or (iii) to otherwise effect the purposes of this Agreement, including authorizing and filing such financing or continuation statements, or amendments thereto, as may be necessary or that the Letter of Credit Issuer may reasonably request in order to perfect and preserve the security interests in the Cash Collateral and the Cash Collateral Account created or purported to be created hereby.

            (d) Upon presentation to the Letter of Credit Issuer by any Beneficiary of a draft for payment under any Outstanding Letter of Credit, the Letter of Credit Issuer shall, and shall be entitled to, apply, concurrently with its payment made in honor of such draft, such amount of the Cash Collateral, up to the full amount thereof, as is necessary to satisfy the reimbursement obligation arising by reason of its honoring of such draft.

            (e) The Borrower hereby covenants and agrees that it will obtain the original Outstanding Letters of Credit from the appropriate beneficiaries, and will return such Outstanding Letters of Credit to the Letter of Credit Issuer within 45 days of the Assignment Date.

            (f) The Letter of Credit Issuer hereby covenants and agrees that, upon receipt and cancellation of all Outstanding Letters of Credit, it will promptly return to the Borrower the Cash Collateral (less (i) any Outstanding LC Fees (defined below) then owed as provided herein, (ii) any portion thereof applied to satisfy draw requests under Outstanding Letters of Credit as provided above, and (iii) any fees owing to the Letter of Credit Issuer hereunder) and release its liens and security interests in the Cash Collateral and the Cash Collateral Account.

            (g) The Letter of Credit Issuer shall have no obligation to invest or pay interest on the Cash Collateral.

            (h) The Borrower hereby covenants and agrees that if the original outstanding Letters of Credit are not returned to the Letter of Credit Issuer in accordance with Section 8(e) it will pay a fee (an "Outstanding LC Fee") in an amount equal to three-tenths of one percent (.30%) of the stated amounts of the Outstanding Letters of Credit on each Quarterly Date (as defined in the Revolver Credit Agreement).

      9. Preservation of Liens and Security Interests. Except as expressly set forth in Section 1 above with respect to the Released Collateral, nothing contained herein shall be deemed to release, modify or impair the liens or security interests in the Collateral comprising the Assigned Rights in any respect, all of which shall continue to secure the obligations and indebtedness under the New Credit Agreement, including, without limitation, the Obligations (as defined in the New Credit Agreement) and all of which liens and security interests are hereby ratified and confirmed. The Borrower hereby acknowledges that the New Credit Agreement represents a renewal, extension, amendment and modification of the Existing Debt, but does not represent a satisfaction or novation thereof. Upon receipt of each original Revolver Note from the applicable Revolver Lender, the New Agent shall mark such Revolver Note "replaced" and promptly return such Revolver Note to the Borrower.

      10. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of Texas and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimiles shall be effective as originals.

      11. JURY WAIVER. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                           [Signature Page to Follow]

EXECUTED as of the date first above written.

                                           QUEST CHEROKEE, LLC

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           BLUESTEM PIPELINE, LLC

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           QUEST OIL & GAS CORPORATION

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           QUEST ENERGY SERVICE, INC.

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           STP CHEROKEE, INC.

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                [Signature Page]

                                           PONDEROSA GAS PIPELINE COMPANY, INC.

                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           PRODUCERS SERVICE INCORPORATED


                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           J-W GAS GATHERING, L.L.C.


                                           By:    /s/ JERRY D. CASH
                                                 -------------------------------
                                           Name:  Jerry D. Cash
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           CHEROKEE ENERGY PARTNERS, LLC


                                           By:    /s/ CHRISTOPHER J. PICOTTE
                                                 -------------------------------
                                           Name:  Christopher J. Picotte
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                [Signature Page]

                                           BANK ONE, NA, as Revolver Agent, Term
                                           Agent, Collateral Agent, Letter of
                                           Credit Issuer, and as a Revolver
                                           Lender and a Term Lender

                                           By:    /s/ J. SCOTT FOWLER
                                              ---------------------------------
                                                  J. Scott Fowler, Director,
                                                  Capital Markets

                                [Signature Page]

                                           WELLS FARGO BANK, N.A., as a Revolver
                                           Lender


                                           By:    /s/ J. ALAN ALEXANDER
                                                 -------------------------------
                                           Name:  J. Alan Alexander
                                                 -------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           [Signature Page]

                                           THE ROYAL BANK OF SCOTLAND plc, as a
                                           Revolver Lender and a Term Lender

                                           By:    /s/ C.H. CLARKE
                                                 -------------------------------
                                           Name:  C.H. Clarke
                                                 -------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------

                                [Signature Page]

                                           HARRIS NESBITT FINANCING, INC., as a
                                           Revolver Lender

                                           By:    /s/ JAMES V. DUCOTE
                                                  ------------------------------
                                           Name:  James V. Ducote
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                [Signature Page]

                                           NATEXIS BANQUES POPULAIRES, as a
                                           Revolver Lender

                                           By:    /s/ DANIEL PAYER
                                                  ------------------------------
                                           Name:  Daniel Payer
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           By:    /s/ DONOVAN C. BROUSSARD
                                                  ------------------------------
                                           Name:  Donovan C. Broussard
                                                  ------------------------------
                                           Title: Vice President and Manager
                                                  ------------------------------


                                [Signature Page]

                                           HIGHLAND LEGACY LTD., by: Highland
                                           Capital Management L.P., as
                                           Collateral Manager, as a Term Lender

                                         By:    /s/ TODD TRAVERS
                                                --------------------------------
                                         Name:  Todd Travers
                                                --------------------------------
                                         Title: Senior Portfolio Manager
                                                --------------------------------
                                                Highland Capital Management L.P.
                                                --------------------------------

                                [Signature Page]

                                           NORTH AMERICAN COMPANY FOR LIFE AND
                                           HEALTH INSURANCE, as a Term Lender

                                           By:    /s/ ADRIAN DUFFY
                                                  ------------------------------
                                           Name:  Adrian Duffy
                                                  ------------------------------
                                           Title: Managing Director
                                                  ------------------------------

                                [Signature Page]

                                           STELLAR FUNDING, LTD., as a Term
                                           Lender

                                           By:    /s/ ADRIAN DUFFY
                                                  ------------------------------
                                           Name:  Adrian Duffy
                                                  ------------------------------
                                           Title: Managing Director
                                                  ------------------------------

                                [Signature Page]

                                         PAM CAPITAL FUNDING LP by Highland
                                         Capital Management L.P., as Collateral
                                         Manager, as a Term Lender

                                         By:    /s/ TODD TRAVERS
                                                --------------------------------
                                         Name:  Todd Travers
                                                --------------------------------
                                         Title: Senior Portfolio Manager
                                                --------------------------------
                                                Highland Capital Management L.P.
                                                --------------------------------

                                [Signature Page]

                                         PAMCO CAYMAN LTD. by: Highland
                                         Capital Management L.P., as
                                         Collateral Manager, as a Term Lender

                                         By:    /s/ TODD TRAVERS
                                                --------------------------------
                                         Name:  Todd Travers
                                                --------------------------------
                                         Title: Senior Portfolio Manager
                                                --------------------------------
                                                Highland Capital Management L.P.
                                                --------------------------------

                                [Signature Page]

                                           SPECIAL SITUATIONS INVESTING GROUP
                                           INC., as a Term Lender

                                           By:    /s/ ALAN WAXMAN
                                                  ------------------------------
                                           Name:  Alan Waxman
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                [Signature Page]

                                           UBS LOAN FINANCE LLC, as a New Lender

                                           By:    /s/ WILFRED V. SAINT
                                                  ------------------------------
                                           Name:  Wilfred V. Saint
                                                  ------------------------------
                                           Title: Director Banking Products
                                                  ------------------------------
                                                  Services, U.S.
                                                  ------------------------------

                                           By:    /s/ JOSELIN FERNANDES
                                                  ------------------------------
                                           Name:  Joselin Fernandes
                                                  ------------------------------
                                           Title: Associate Director Banking
                                                  ------------------------------
                                                  Products Services, U.S.
                                                  ------------------------------


                                           UBS AG, STAMFORD BRANCH, as New Agent

                                           By:    /s/ WILFRED V. SAINT
                                                  ------------------------------
                                           Name:  Wilfred V. Saint
                                                  ------------------------------
                                           Title: Director Banking Products
                                                  ------------------------------
                                                  Services, U.S.
                                                  ------------------------------

                                           By:    /s/ JOSELIN FERNANDES
                                                  ------------------------------
                                           Name:  Joselin Fernandes
                                                  ------------------------------
                                           Title: Associate Director Banking
                                                  ------------------------------
                                                  Products Services, U.S.
                                                  ------------------------------


                                [Signature Page]

                                    EXHIBIT A

                                 REVOLVER NOTES

1. Amended and Restated Note dated February 12, 2004, executed by the Borrower in favor of Bank One, NA, in the original principal amount of $50,000,000.00.

2. Note dated February 12, 2004, executed by the Borrower in favor of Wells Fargo Bank, N.A., in the original principal amount of $42,857,142.86.

3. Note dated February 12, 2004, executed by the Borrower in favor of The Royal Bank of Scotland plc, in the original principal amount of $42,857,142.86.

4. Note dated February 12, 2004, executed by the Borrower in favor of Harris Nesbitt Financing, Inc., in the original principal amount of $35,714,285.71.

5. Note dated February 12, 2004, executed by the Borrower in favor of Natexis Banques Populaires, in the original principal amount of $28,571,428.57.

                                    EXHIBIT B

                             EXISTING LOAN DOCUMENTS

1.    Revolver Credit Agreement.

2.    Term Credit Agreement.

3.    Intercreditor Agreement.

4.    Existing Mortgage.

5. Pledge Agreement dated as of December 22, 2003, made by the Borrower in favor of the Collateral Agent for the benefit of the Existing Lenders.

6. Guaranty dated as of December 22, 2003 made by Bluestem in favor of the Existing Lenders.

                                    EXHIBIT C

                          OUTSTANDING HEDGE AGREEMENTS

REFERENCE   PRODUCT       INDEX        TRADE DATE
---------   -------   --------------   ----------
03NG23688     Swap    Williams - TOK    12/23/03
03NG23697     Swap    Williams - TOK    12/23/03
03NG23714    Collar   Williams - TOK    12/23/03
03NG23422     Swap       NYMEX (1)      12/11/03
03NG23684    Collar   Williams - TOK    12/23/03
03NG23680    Collar   Williams - TOK    12/23/03

                                    EXHIBIT D

                               WIRING INSTRUCTIONS

Term Loan Purchase Price amount less $27,400 in legal fees ($35,183,750.00):
Wiring Instructions
ABA 071000013
Account Number 481152860000
Account Name LS2 Incoming Wire Account
Ref: Quest Cherokee Term Loan

Legal Fees in connection with Term Loan ($27,400):
Bank: Bank of America
901 Main Street
Dallas, Texas
ABA: 111000025
Acct Name: Gardere Wynne Sewell LLP Operating Account
Account #: 018-043-896-0
Ref: Bank One, NA--Cherokee Energy
C/M # 116436--000121

Revolving Loan Purchase Price amount less $67,000 in legal fees
($68,719,708.86):
Wiring Instructions
ABA 071000013
Account Number 481152860000
Account Name LS2 Incoming Wire Account
Ref: Quest Cherokee

Legal Fees in connection with Revolving Loan ($67,000):
ABA 113000609
Swift Code TCB KUS 44
J.P. Morgan Chase Bank, N.A.
Account Name: Vinson & Elkins L.L.P.
Account No.: 001-01687987
Reference Invoice No. 25102658
Billing Attorney: James S. Matthews

                                    EXHIBIT E

                                 PURCHASE PRICE

Revolver Credit Agreement

Principal                       $68,700,000.00
Interest                        $15,930.33
Breakage Costs                  $0.00
Legal Fees                      $67,000.00
Fee for Outstanding LCs         $3,765.00
Fees and Expenses               $13.53

Total:                          $68,786,708.86

Term Credit Agreement

Principal                       $35,000,000.00
Interest                        $8,750.00
Prepayment Liquidated Damages   $175,000.00
Breakage Costs                  $0.00
Legal Fees                      $27,400.00
Fees and Expenses               $0.00

Total:                          $35,211,150.00

                                    EXHIBIT F

                          OUTSTANDING LETTERS OF CREDIT

L/C AMOUNT         BENEFICIARY         L/C NUMBER   EXPIRY DATE
----------   -----------------------   ----------   -----------
$1,000,000   Devon Energy Production   SLT346719    12/18/04
$200,000     Victore Insurance Co.     SLT346833    2/25/05
$30,000      Kansas Corporation        SLT346717    12/20/04
             Commission
$25,000      Oklahoma Corporation      SLT346716    12/19/04
             Commission

                                    EXHIBIT G

                               MORTGAGE DOCUMENTS

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production by Quest Cherokee, LLC in favor of Bank One, NA, as Collateral Agent, or, alternatively, J. Scott Fowler, Trustee, for the benefit of Bank One, NA, as Collateral Agent, counterparts of which were filed as follows:

KANSAS

CHATAUQUA COUNTY, KANSAS

      1. Counterpart filed with the County Clerk of Chatauqua County, Kansas on January 7, 2004, in Volume 117, Page 336.

ELK COUNTY, KANSAS

      2. Counterpart filed with the County Clerk of Elk County, Kansas on December 30, 2003, in Volume 112, Page 513.

LABETTE COUNTY, KANSAS

      3. Counterpart filed with the County Clerk of Labette County, Kansas on December 31, 2003, in Volume 33, Page 70.

MONTGOMERY COUNTY, KANSAS

      4. Counterpart filed with the County Clerk of Montgomery County, Kansas on December 30, 2003, in Volume 536, Page 519.

NEOSHO COUNTY, KANSAS

      5. Counterpart filed with the County Clerk of Neosho County, Kansas on December 30, 2003, in Volume 326, Page 245.

WILSON COUNTY, KANSAS

      6. Counterpart filed with the County Clerk of Wilson County, Kansas on December 30, 2003, in Volume 267, Page 88.

WOODSON COUNTY, KANSAS

      7. Counterpart filed with the County Clerk of Woodson County, Kansas on December 30, 2003, in Volume 95, Page 72.

OKLAHOMA

CRAIG COUNTY, OKLAHOMA

      8. Counterpart filed with the County Clerk of Craig County, Oklahoma on December 29, 2003, in Volume 521, Page 158.

NOWATA COUNTY, OKLAHOMA

      9. Counterpart filed with the County Clerk of Nowata County, Oklahoma on January 2, 2004, in Volume 709, Page 1.

                                    EXHIBIT H

                        FORM OF REVOLVER NOTE ENDORSEMENT

Pay to the order of:

                             UBS AG, Stamford Branch
                  WITHOUT RECOURSE, REPRESENTATION OR WARRANTY
                            by [NAME REVOLVER LENDER]

                                     ANNEX 1

                                 FORM OF RECEIPT

July ___, 2004

VIA FACSIMILE
Quest Cherokee, LLC
c/o Stinson Morrison Hecker LLP
2600 Grand Avenue
Kansas City, MO 64108
Fax: (816) 474-4208
Attention: Patrick J. Respeliers

UBS AG, Stamford Branch, as administrative agent
c/o Cahill Gordon & Reindel LLP
80 Pine Street
New York, New York 10005
Facsimile: (212) 378-2418
Attention: Michael E. Michetti

Re: Receipt of Purchase Price and Satisfaction of Conditions under Loan Transfer Agreement

Ladies and Gentlemen:

      Reference is made to that certain Loan Transfer Agreement dated as of July ___, 2004 (the "AGREEMENT"), among Bank One, NA, as the Revolver Agent, the Term Agent, and the Collateral Agent, UBS AG, Stamford Branch, as the New Agent, the New Lenders party thereto, Quest Cherokee, LLC, Bluestem Pipeline, LLC, the Quest Pledgors party thereto, the Revolver Lenders party thereto, and the Term Lenders party thereto, relating to, inter alia, the purchase by the Assignees from the Assignors of the Assigned Rights. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. We hereby inform you that we have received the Purchase Price in accordance with the terms of the Agreement, and the conditions precedent set forth in Section 1 of the Agreement have been satisfied. Accordingly, the terms of the Agreement are effective. Except as set forth in the Agreement, the Borrower, Bluestem and the Quest Pledgors owe no further obligations to the Agents or the Existing Lenders in connection with the Existing Loan Documents or the Released Collateral Documents.

                                           BANK ONE, NA, as Revolver Agent and
                                           Term Agent

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________